                                                                   EXHIBIT 10.10
                           METRO-GOLDWYN-MAYER INC.
                                      AND
                       METRO-GOLDWYN-MAYER STUDIOS INC.
                                 AMENDMENT TO
                           BONUS INTEREST AGREEMENT
                                PURSUANT TO THE
                         SENIOR MANAGEMENT BONUS PLAN

     This Amendment to Bonus Interest Agreement (this "Agreement") is entered into as of November 30, 1998 by Metro-Goldwyn-Mayer Inc., a Delaware corporation ("MGM"), Metro-Goldwyn-Mayer Studios Inc., a Delaware corporation ("Studios" and, collectively with MGM, the "Company"), and the person whose name appears on the signature page of this Agreement ("Participant").

     A. Under the Company's Senior Management Bonus Plan (the "Plan") and pursuant to that certain Bonus Interest Agreement Pursuant to the Senior Management Bonus Plan (the "Bonus Interest Agreement") dated as of November 6, 1997 between the Company and Participant, the Company granted to Participant certain Bonus Interests (as defined in the Bonus Interest Agreement and set forth on the signature page to the Bonus Interest Agreement and the signature page to this Agreement, and referred to herein as the "Bonus Interests").

     B. In connection with the initial public offering of the Common Stock by the Company in November, 1997, the Company effected a 41.667 to 1 stock split of the Common Stock (the "Stock Split") and, pursuant to Section 5 of the Plan and
Section 8 of the Bonus Interest Agreement, certain appropriate and proportionate adjustments were made to take into account the effect of the subdivision of shares of the Common Stock in connection with the Stock Split, including, but not limited to, adjustments to the maximum aggregate number of Bonus Interests subject to the Plan (as set forth in Section 5 of the Plan), the maximum payment amount with respect to each Bonus Interest (as set forth in Section 4 of the Plan), the number of Bonus Interests granted to Participant under the Bonus Interest Agreement and the floor or trigger amount (the "Trigger Amount") and ceiling or cap amount (the "Cap Amount") of the Bonus Interests set forth in Sections 4, 5, 7 and 8 (or any other section) of the Bonus Interest Agreement.

     C. Due to the recent decline in the market price of the Common Stock, the Company believes that the purpose of the Plan is being frustrated and that it is in the best interest of the Company to effectively adjust the Trigger Amount and the Cap Amount of the Bonus Interests in order to more closely realign the value of the Bonus Interests with the market price of the Common Stock and thereby better enable to Company to attract, retain and motivate its employees.

     D. In order to effect such adjustment the Company and Participant now desire to amend the Bonus Interest Agreement, with the result that following the amendment, each of the Bonus Interests held by Participant will have the Trigger Amount and Cap Amount and entitle Participant to receive up to the maximum amount set forth on the signature page to this Agreement.

     NOW, THEREFORE, in consideration of the covenants contained herein, the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Amendments.  Subject to the fulfillment of the Condition (as defined
         ----------
below) and after giving effect to the adjustments made as a result of the Stock Split, the Bonus Interest Agreement shall be amended as follows:

     (a) Sections 4, 5, 7 and 8 (any other applicable section) shall be amended to provide that the $1,000 (i.e., the Trigger Amount) and $2,000 (i.e., the Cap Amount) amounts throughout Section 4, 5, 7 and

8 (or any such other section), which were adjusted as a result of the Stock Split to $24 and $48, respectively, shall be further adjusted to $14.90 and $29.80, respectively.

     (b) Section 4(a)(ii), Clause (C) shall be amended to add the following clause to the end of the Clause immediately after clause (y):

          "..., multiplied by (z) 1.61."

     (c) Section 5(a) shall be amended to add the following clause to the end of the Section immediately after clause (y):

          "..., multiplied by (z) 1.61."

     (d) Except as amended hereby or in accordance herewith, the Bonus Interest Agreement shall be unchanged and continue in full force and effect, including, but not limited to, with respect to the date of grant, expiration, general vesting provisions and acceleration.

     2.  Conditions.
         ----------

     (a) The amendment of the Bonus Interest Agreement provided for in this Agreement will not become effective unless and until the amendment of the Bonus Interest Agreement has been approved by the holders of at least 75% of the outstanding shares of Common Stock of the Company (the "Condition").

     (b) If the Condition is not fulfilled on or before May 31, 1999, this Agreement will be null and void and the Bonus Interests outstanding immediately prior to the execution of this Agreement will remain in full force and effect, on the terms and conditions of the Plan and the Bonus Interest Agreement, as if this Agreement had not been entered into.

     3.  Representations of Participant.  Participant hereby represents to the
         ------------------------------
Company that (i) he or she is the sole owner of the Bonus Interests and that he or she has not sold, transferred, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner any of the Bonus Interests or any right to or interest in the Bonus Interests to any person, (ii) the number of Bonus Interests set forth on the signature page to this Agreement represents all of the Bonus Interests held by him or her, (iii) he or she, or his or her representative, has had an opportunity to ask questions and receive answers and to undertake whatever additional inquiry regarding the subject matter of this Agreement as such Participant has deemed necessary or appropriate under the circumstances in order to reach an informed decision regarding the merits of the transactions contemplated by this Agreement and (iv) he or she has carefully reviewed and understands the Plan, the Bonus Interest Agreement and this Agreement and has had an opportunity to review such documents with counsel of his or her choosing. Participant agrees and acknowledges that the Company is relying on the representations of Participant in entering into and effecting the transaction contemplated by this Agreement.

     4.  No Employment Rights.  Section 14 of the Bonus Interest Agreement is
         --------------------
hereby incorporated into and made part of this Agreement by reference and shall be deemed to refer and apply to this Agreement.

     5.  Arbitration.  Section 16 of the Bonus Interest Agreement is hereby
         -----------
incorporated into and made part of this Agreement by reference and shall be deemed to refer and apply to this Agreement.

     6.  Severability.  If any provision or portion of this Agreement is illegal
         ------------
or unenforceable, the other portions of this Agreement will not be affected by the illegality or unenforceability.

     7.  Governing Law.  Except to the extent provided in Section 16(d) of the
         --------------
Bonus Interest Agreement (which is incorporated by reference pursuant to Section 6 hereof), this Agreement is governed by and is to be construed and enforced in accordance with the internal laws, and not the laws pertaining to choice or conflict of laws, of the State of Delaware.

     8.  Miscellaneous.  This Agreement may be executed by the parties hereto in
         -------------
separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. This Agreement may only be amended or modified by an agreement in writing signed by the Company and Participant.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and entered into as of the date first written above.

                            PARTICIPANT

                            -------------------------------------------
                            (Participant)

                            METRO-GOLDWYN-MAYER INC.

                            By:________________________________________
                               William A. Jones
                               Senior Executive Vice President and Secretary

                            METRO-GOLDWYN-MAYER STUDIOS INC.

                            By:________________________________________
                               William A. Jones
                               Senior Executive Vice President and Secretary

                   The following sets forth, upon fulfillment of the Condition, the number of Bonus Interests that Participant will hold, the Trigger Amount and Cap Amount of such Bonus Interests and the maximum amount which the Participant will receive with respect to each Bonus Interest.


                                                                               Maximum Amount
                   Number of                                                   Receivable per
                Bonus Interests        Trigger Amount        Cap Amount        Bonus Interest
              -------------------    ------------------    --------------    ------------------

               (Bonus_Interests)           $14.90              $29.80              $24.00

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